Semiannual Report


CAPITAL
APPRECIATION
FUND

-------------
June 30, 1998
-------------

T. ROWE PRICE

Report Highlights
--------------------------------------------------------------------------------
Capital Appreciation Fund

 . Large-cap stocks surged in the U.S. during the six months ended June 30, 1998, but Asian and emerging markets stocks declined sharply.

 . The fund provided reasonable returns but lagged its peer group, due in part to our conservatively structured portfolio.

 . We maintained our common stock allocation at 53%, with convertibles as the next largest holding at 21%.

 . The fund's best contributors included Niagara Mohawk and several media holdings; poor performers included Newmont Mining in the weak natural resources sector.

 . We remain concerned about the market's high valuation but are confident that our low-risk strategy will serve shareholders well over time.

Fellow Shareholders


Whoa! Today's financial markets remind us of trying to ride a bucking bronco. Nothing illustrates the risks of being thrown more clearly than the wide disparity of results on the investment track in the last six months. European stocks surged while Asian and other emerging markets declined substantially. Here in the United States, large stable growth companies galloped ahead, while cyclical companies and smaller firms generally lagged the field.

     ----------------------
     Performance Comparison
     -------------------------------------------------------------------------

     Periods Ended 6/30/98                                6 Months 12 Months
     -----------------------------------------------------------------------
     Capital Appreciation Fund                               5.85%    13.07%
     .......................................................................
     S&P 500                                                17.71     30.16
     .......................................................................
     Lipper Capital Appreciation
     Funds Average                                          12.85     22.12
     .......................................................................

         With interest rates lower, fixed income securities and related funds had good results. The Capital Appreciation Fund ran a respectable race but could not match the amazing strength of the broad equity market indices. Due in part to our conservatively structured portfolio, we also lagged our peer group. We could argue that any comparison of results needs to be handicapped for our risk-averse investment style, but regardless we were mildly disappointed with recent results.

Market Environment

         There's no question that the economy is strong. The question is whether it is too strong, strong but sustainable, or strong but about to slow. Consumer spending is robust, and unemployment is at 30-year lows, with an amazing 64% of all people over the age of 16 working. Surging business demand has even caused unusual operating problems, such as those experienced by the Union Pacific railroad, surprising managements and customers alike. Normally, one could expect such prolonged economic strength to trigger a policy response by the Federal Reserve, but aside from one small rate increase in March 1997, there has been nothing. Some observers believe that Asia's contraction -- 20% stock market declines have been commonplace -- renders action unnecessary. They argue that weakness will spread to the U.S. and slow our otherwise rampant growth. Declining commodity markets, such as copper, and the stock market's lack of enthusiasm for most natural resource companies lend credence to this opinion. On the other hand, utility stocks were weak and technology stocks rebounded -- neither typical of a prerecession phase. My own cynical view is that unless inflation moves from today's very low level and becomes unbearable there is no political will for anything other than a policy of maximum growth. As citizens, we can only hope that the economy's natural checks will keep us from serious imbalances.

PORTFOLIO HIGHLIGHTS

         The fund's basic asset allocation among equities, convertibles, bonds, preferred stocks, and reserves changed little these past six months. We did, however, extensively groom the first two categories. Our largest purchases were Times Mirror convertible bonds and Niagara Mohawk common stock, making them two of our largest holdings. We significantly reduced FirstEnergy, also a top holding, in response to its tremendous run over the past 18 months. Three positions -- Union Texas Petroleum, Wheelabrator Technologies, and Energy Group -- were liquidated following favorable takeovers. The significant variation in performance within the stock market's many sectors was mirrored in the portfolio. (Tables following this letter break out both the individual security and industry group contributions to our results.) Our electric utility holdings did particularly well considering the lackluster recent returns achieved by most investors in this group. Media holdings, including New York Times, Washington Post, and Time Warner, continued to occupy our winners' circle. We have generally been able to establish positions in this group during periods of uncertainty and then reap the double benefits of renewed investor enthusiasm and solid corporate growth.

------------------------
Security Diversification
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Bonds               11%
Common Stocks       53%
Convertibles        21%
Preferred Stocks     3%
Reserves            12%

Based on net assets as of 6/30/98.

         The fund's worst contributor was Loews, whose major asset is CNA Insurance but which derives about 20% of its market value from a cigarette subsidiary. The stock suffered when investors shied away from tobacco-related stocks. Most of our other poor performers were in the natural resources area, and while we retain confidence in the individual companies, we were disappointed that the industry picture turned so negative. Nothing illustrates this better than Newmont Mining and our other precious metals stocks. Despite being fine companies with solid properties and managements, they are viewed by many as long shots in an environment of low inflation and general disenchantment with nonfinancial assets. At the very least, we think a normalization of the current negative sentiment will provide reasonable returns going forward, and beyond that, we can envision various market conditions that could generate runaway returns for gold stocks when the rest of the market is faltering.

OUR PERSPECTIVE ON RISK

         The Capital Appreciation Fund is regarded as T. Rowe Price's lowest-risk equity fund. Third-party evaluators, such as Chicago-based Morningstar, also label the fund "low risk." We agree with the characterization but for different reasons, so we'd like to talk briefly about risk-- how outsiders view it and how we see it in managing the portfolio.

         Harnessing the power of computers, outside evaluators calculate the change in mutual fund prices compared to corresponding changes in the overall stock market. The relative wiggle of these number streams is termed "volatility" (often expressed by a measure known as "beta"), and the higher the volatility the greater the perceived risk of a fund. Capital Appreciation's recent historical beta indicates that the fund is about half as volatile as the S&P 500. There is a great deal wrong with beta as a risk indicator, but (1) it seems to produce largely correct answers, (2) no other easily quantifiable approach works as well, and (3) we think it generates an appropriate answer for your fund.

         In managing the fund, however, we approach risk very differently. We do not consider the volatility of individual stocks or other financial securities in our evaluation; we find this approach close to ridiculous. Is a stock that sells for $25 and has daily price changes of $1 riskier than the same stock six months later selling for $125 with 50-cent price moves? Almost certainly not: the amount paid for a stock is perhaps the critical risk factor. In addition to the purchase price, many risk factors arise from the companies themselves. For example: How much financial leverage does the company have? Is its cost structure fixed in the short run? Will its business contract faster or slower than most others in a recession? Does management represent its results fairly? What types of business exposure does it have?

         Then there are risks associated with a security's weight in the portfolio and those arising from the portfolio in aggregate. Will other investors provide liquidity if we need to sell or if the business deteriorates? How will changing interest rates or stock market valuations affect the fund? Is our diversification adequate? What are the risks of foreign investments, particularly those denominated in currencies other than the dollar? We see risk assessment as a very inexact science with no sensible mathematical solution and try to reduce it by using judgment and hard work. A final comment: It's impossible to achieve desirable returns without assuming some level of risk -- at a minimum, it must be a risk perceived by others.

Outlook

 . . . IF TOO MUCH MONEY IS BET ON ONE  HORSE THE ODDS BECOME
UNACCEPTABLE.

         We wish we had a clear picture, but we don't. We expect the economy to slow from its recent pace largely due to the current flat yield curve-- flat in the sense that interest rates are about the same regardless of maturity. Historically, flatness has hurt financial businesses, such as banks, and has slowed economic activity. We're not sure the economy will respond as quickly this time, because of modern financial techniques, but yield relationships should have some measurable impact. As for the general level of interest rates, we rule nothing out. They might fall to surprising lows if the economy slows more than most anticipate. Only if inflation steps up dramatically would large increases be likely. Remember that interest rates and the economy are significantly interdependent and what hurts one is likely to be partially offset by the other.

         Despite the uncertainties, never before have so many Americans had such a large stake in the stock market. It is accepted wisdom that in the long run equities are the investment of choice -- and we agree with that assessment. At the same time, we all know that if too much money is bet on one horse the odds become unacceptable.

         Furthermore, we note with concern that corporate insiders and corporations themselves have been heavy sellers of securities. Whatever else may influence their decision, we know they aren't expecting considerably higher prices in the very near term. Of course, they can be wrong, but they're in a position to make better judgments than most investors.

         Our biggest concern remains the stock market's high valuation levels. By most measures -- price/earnings ratios, dividend yields, price/book values, etc. -- stock prices are at record highs. Furthermore, we see financial accounting being stretched to the limit of truthfulness.
         Witness: some calculations show that over the last decade more than one-quarter of all S&P 500 earnings were subsequently written off. We think that high valuation levels and suspect corporate reporting dramatically lower the odds of successful investing. Why then do we maintain even 50% in common stocks, with more exposure in convertibles? First, we are unwilling to be left at the gate in history's most rewarding investing climate. Second and more important, we have been able to make investments we deem low risk that capture a good bit of the returns enjoyed by more aggressive investors.

         For the last two years, these letters have stressed the stock market's negatives while concluding that an overly cautious strategy was not appropriate; we retain that view. To conclude with yet another equestrian allusion: We may be a Clydesdale racing against quarter horses, but it's a long race and the track's getting muddy. I'm comfortable with our strategy, and I know we are going to be in the saddle at the finish.

         Respectfully submitted,

         /s/ Richard P. Howard

         Richard P. Howard
         President and Chairman of the Investment Advisory Committee

         July 20, 1998


--------------------------------------------------------------------------------
         INTERVIEW ON TAPE

         IN A RECENT INTERVIEW, RICH HOWARD DISCUSSED IN DETAIL HIS INVESTMENT PHILOSOPHY AND STRATEGY IN MANAGING THE CAPITAL APPRECIATION FUND. IF YOU WOULD LIKE TO RECEIVE A FREE COPY OF THIS AUDIOTAPE, PLEASE CALL 1-800-638-5660.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                       6/30/98
--------------------------------------------------------------------------------

Tennessee Valley                                                          5.6%
 ................................................................................
Firstenergy/Cleveland Electric                                            4.5
 ................................................................................
Amerada Hess                                                              4.1
 ................................................................................
Loews                                                                     3.4
 ................................................................................
Rouse                                                                     3.0
 ................................................................................
Niagara Mohawk                                                            3.0
 ................................................................................
Washington Post                                                           2.7
 ................................................................................
Times Mirror                                                              2.3
 ................................................................................
New York Times                                                            2.1
 ................................................................................
Genentech                                                                 1.9
 ................................................................................
WMX Technologies                                                          1.8
 ................................................................................
Chris-Craft                                                               1.8
 ................................................................................
Inco                                                                      1.8
 ................................................................................
Automatic Data Processing                                                 1.8
 ................................................................................
Texaco                                                                    1.8
 ................................................................................
Unicom                                                                    1.6
 ................................................................................
Murphy Oil                                                                1.6
 ................................................................................
Homestake Mining                                                          1.5
 ................................................................................
Great Lakes Chemical                                                      1.5
 ................................................................................
Lonrho                                                                    1.4
 ................................................................................
Philip Morris                                                             1.4
 ................................................................................
Chiron                                                                    1.4
 ................................................................................
Kemper                                                                    1.3
 ................................................................................
Newmont Mining                                                            1.3
 ................................................................................
Roche Holdings                                                            1.2
--------------------------------------------------------------------------------

Total                                                                    55.8%
--------------------------------------------------------------------------------

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------

   CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

   6 Months Ended 6/30/98

   TEN BEST CONTRIBUTORS
   -----------------------------------------------------------------------------
   NIAGARA MOHAWK                                                      10(cent)
   .............................................................................
   Union Texas Petroleum**                                              8
   .............................................................................
   Washington Post                                                      6
   .............................................................................
   Genentech                                                            6
   .............................................................................
   Time Warner                                                          5
   .............................................................................
   New York Times                                                       5
   .............................................................................
   ALZA**                                                               5
   .............................................................................
   Automatic Data Processing                                            5
   .............................................................................
   Waste Management                                                     4
   .............................................................................
   Unicom                                                               4
   -----------------------------------------------------------------------------
   Total                                                               58(cent)


   TEN WORST CONTRIBUTORS
   -----------------------------------------------------------------------------
   Loews                                                             - 10(cent)
   .............................................................................
   Newmont Mining                                                       4
   .............................................................................
   Mitchell Energy & Development                                        3
   .............................................................................
   Philip Morris                                                        2
   .............................................................................
   Polaroid                                                             2
   .............................................................................
   Smith & Nephew                                                       1
   .............................................................................
   Murphy Oil                                                           1
   .............................................................................
   Exide                                                                1
   .............................................................................
   Toys "R" Us                                                          1
   .............................................................................
   Corning                                                              1
   .............................................................................
   Total                                                             - 26(cent)


   12 Months Ended 6/30/98

   TEN BEST CONTRIBUTORS
   -----------------------------------------------------------------------------
   First Energy/Centerior Energy                                       32(cent)
   .............................................................................
   Automatic Data Processing                                           17
   .............................................................................
   Unicom                                                              17
   .............................................................................
   New York Times                                                      16
   .............................................................................
   Washington Post                                                     13
   .............................................................................
   Niagara Mohawk                                                      11
   .............................................................................
   Union Texas Petroleum                                                8
   .............................................................................
   Time Warner                                                          8
   .............................................................................
   Genentech                                                            7
   .............................................................................
   ALZA                                                                 6
   .............................................................................
   Total                                                              135(cent)


   TEN WORST CONTRIBUTORS
   -----------------------------------------------------------------------------
   Newmont Mining                                                    - 12(cent)
   .............................................................................
   Loews                                                                7
   .............................................................................
   Corning                                                              5
   .............................................................................
   Polaroid                                                             4
   .............................................................................
   Lonrho                                                               3
   .............................................................................
   Great Lakes Chemical                                                 3
   .............................................................................
   Philip Morris                                                        2
   .............................................................................
   MacMillan Bloedel*                                                   2
   .............................................................................
   Homestake Mining                                                     2
   .............................................................................
   Smith & Nephew*                                                      1
   -----------------------------------------------------------------------------
   Total                                                             - 41(cent)

 * Position added

** Position eliminated

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------------------------------------------------------------------


  PERFORMANCE CONTRIBUTIONS
  6 Months Ended 6/30/98


                                            Cents-Per-Share        Percent of
  Sector                                       Contribution        Net Assets
  ------------------------------------------------------------------------------
  Basic Materials                                       - 3(cent)          7%
  .............................................................................
  Business Services and Transportation                    9                5
  .............................................................................
  Capital Equipment                                     - 1                -
  .............................................................................
  Consumer Cyclicals                                    - 2                5
  .............................................................................
  Consumer Nondurables                                   17               10
  .............................................................................
  Consumer Services                                      23               14
  .............................................................................
  Energy                                                  5                9
  .............................................................................
  Financial                                             - 4                9
  .............................................................................
  Process Industries                                      3                5
  .............................................................................
  Technology                                              2                2
  .............................................................................
  Utilities                                              14               12
  .............................................................................
  U.S. Governments/Options                                -                9
  .............................................................................
  Miscellaneous                                           -                1
  .............................................................................
  Reserves and Income                                    23               12
  ------------------------------------------------------------------------------

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

----------------------
Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                                         Capital
                         S&P 500       Appreciation
                          Index           Fund

6/31/1987                 10000          10000
          Jun-88          12055          11806
          Jun-89          14042          12805
          Jun-90          15081          14183
          Jun-91          17104          15631
          Jun-92          19435          17743
          Jun-93          19707          19007
          Jun-94          24846          22412
          Jun-95          31306          26005
          Jun-96          42170          30898
6/31/1996                 54889          34937




------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.




  PERIODS ENDED 6/30/98         1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Capital Appreciation Fund       13.07%      15.95%       14.51%       13.33%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
UNAUDITED

--------------------
Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                   6 Months        Year
                                                    Ended          Ended
                                                   6/30/98        12/31/97        12/31/96    12/31/95      12/31/94   12/31/93

  NET ASSET VALUE
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                               $   14.71      $   14.47      $   13.67    $   12.10    $   12.66    $   11.39
                                                  ................................................................................
Investment activities
  Net investment income                                0.24           0.50           0.60         0.43         0.35         0.26
  Net realized and
  unrealized gain (loss)                               0.62           1.82           1.70         2.30         0.13         1.52
                                                  ................................................................................
  Total from investment activities                     0.86           2.32           2.30         2.73         0.48         1.78
                                                  ................................................................................
Distributions
  Net investment income                                --            (0.50)         (0.60)       (0.44)       (0.35)       (0.18)
  Net realized gain                                    --            (1.58)         (0.90)       (0.72)       (0.69)       (0.33)
                                                  ................................................................................
             Total distributions                       --            (2.08)         (1.50)       (1.16)       (1.04)       (0.51)
                                                  ................................................................................

NET ASSET VALUE
End of period                                     $   15.57      $   14.71      $   14.47    $   13.67    $   12.10    $   12.66
                                                  --------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return.                                          5.85%         16.20%         16.82%       22.57%        3.80%       15.66%
 ..................................................................................................................................
Ratio of expenses to average net assets                0.62%+         0.64%          0.76%        0.97%        1.10%        1.09%
 ..................................................................................................................................
Ratio of net investment
income to average net assets                           3.06%+         3.17%          4.07%        3.28%        2.91%        2.37%
 ..................................................................................................................................
  Portfolio turnover rate                              29.1%          48.3%          44.2%        47.0%        43.6%        39.4%
 ..................................................................................................................................
Net assets, end of period
  (in millions)                                   $   1,090      $   1,060      $     960    $     864    $     655    $     536
 ..................................................................................................................................

 . Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+  Annualized.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

-----------------------
Statement of Net Assets
--------------------------------------------------------------------------------


                                                    SHARES/PAR         VALUE
--------------------------------------------------------------------------------
                                                                    In thousands

Common Stocks 52.2%

FINANCIAL 6.6%

Bank and Trust 0.2%
Bank fuer International Zahlung (CHF) *                    275       $   1,807
 ................................................................................
                                                                         1,807
                                                                     ...........

Insurance 4.7%
Loews                                                  420,000          36,593
 ................................................................................
Unitrin                                                105,000           7,271
 ................................................................................
Willis-Corroon ADR                                     555,000           6,972
 ................................................................................
                                                                        50,836
                                                                     ...........

Financial Services 1.7%
Fund American Enterprises                               72,000          10,656
 ................................................................................
Leucadia National                                      257,600           8,517
 ................................................................................
                                                                        19,173
                                                                     ...........
Total Financial                                                         71,816
                                                                     ...........


UTILITIES 8.4%

Electric Utilities 8.4%
FirstEnergy                                          1,070,000          32,902
 ................................................................................
Kansas City Power & Light                              353,000          10,237
 ................................................................................
Niagara Mohawk                                       2,050,000          30,622
 ................................................................................
Unicom                                                 500,000          17,531
 ................................................................................
Total Utilities                                                         91,292
                                                                     ...........


CONSUMER NONDURABLES 5.7%
Food Processing 0.7%
McCormick                                              200,000           7,144
 ................................................................................
                                                                         7,144
                                                                     ...........

Hospital Supplies/Hospital Management 0.6%
Smith & Nephew (GBP) *                               2,600,000           6,490
 ................................................................................
                                                                         6,490
                                                                     ...........

Pharmaceuticals 2.6%
Genentech *                                            310,000          21,041
 ................................................................................
Pharmacia & Upjohn                                      47,000           2,168
 ................................................................................
Schering-Plough                                         50,000           4,581
 ................................................................................
                                                                        27,790
                                                                     ...........

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                    SHARES/PAR            VALUE
--------------------------------------------------------------------------------
                                                                   In thousands

Health Care Services 0.3%
Aetna                                                  50,000        $   3,806
 ................................................................................
                                                                         3,806
                                                                     ...........

Miscellaneous Consumer Products 1.5%
A. T. Cross (Class A)                                 115,000            1,711
 ................................................................................
Philip Morris                                         380,000           14,962
 ................................................................................
                                                                        16,673
                                                                     ...........
Total Consumer Nondurables                                              61,903
                                                                     ...........

CONSUMER SERVICES 10.3%
General Merchandisers 0.5%
Hills Stores *                                        165,000              949
 ................................................................................
Wal-Mart                                               75,000            4,556
 ................................................................................
                                                                         5,505
                                                                     ...........

Specialty Merchandisers 1.0%
Petrie Stores Liquidation Trust *                   2,585,000            7,412
 ................................................................................
Toys "R" Us *                                         150,000            3,534
 ................................................................................
                                                                        10,946
                                                                     ...........

Entertainment and Leisure 0.5%
Reader's Digest (Class A)                             140,000            3,798
 ................................................................................
Reader's Digest (Class B)                              75,000            2,034
 ................................................................................
                                                                         5,832
                                                                     ...........

Media and Communications 8.3%
Chris-Craft *                                         360,000           19,688
 ................................................................................
Meredith                                              185,000            8,683
 ................................................................................
New York Times (Class A)                              285,000           22,586
 ................................................................................
Time Warner                                           116,385            9,944
 ................................................................................
Washington Post (Class B)                              51,000           29,376
 ................................................................................
                                                                        90,277
                                                                     ...........
Total Consumer Services                                                112,560
                                                                     ...........

CONSUMER CYCLICALS 1.0%
Miscellaneous Consumer Durables 1.0%
Corning                                               175,000            6,081
 ................................................................................
Polaroid                                              150,000            5,335
 ................................................................................
Total Consumer Cyclicals                                                11,416
                                                                     ...........

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                        SHARES/PAR      VALUE
--------------------------------------------------------------------------------
                                                                    In thousands

TECHNOLOGY 1.5%
Information Processing 0.4%
IBM                                                        40,000      $ 4,592
 ................................................................................
                                                                         4,592
                                                                     ...........
Telecommunications Equipment 1.1%
MCI                                                       200,000       11,619
 ................................................................................
                                                                        11,619
                                                                     ...........
Total Technology                                                        16,211
                                                                     ...........

CAPITAL EQUIPMENT 0.1%
Electrical Equipment 0.1%
Exide                                                      80,000        1,345
 ................................................................................
Total Capital Equipment                                                  1,345
                                                                     ...........

BUSINESS SERVICES AND TRANSPORTATION 0.6%
Transportation Services 0.6%
Overseas Shipholding Group                                300,000        6,112
 ................................................................................
Total Business Services and Transportation                               6,112
                                                                     ...........

ENERGY 8.7%
Exploration and Production 0.5%
Mitchell Energy & Development (Class B)                   270,000        5,198
 ................................................................................
                                                                         5,198
                                                                     ...........

Integrated Petroleum - Domestic 6.4%
Amerada Hess                                              825,000       44,808
 ................................................................................
Atlantic Richfield                                         90,000        7,031
 ................................................................................
Kerr-McGee                                                 20,000        1,158
 ................................................................................
Murphy Oil                                                335,000       16,980
 ................................................................................
                                                                        69,977
                                                                     ...........

Integrated Petroleum - International 1.8%
Texaco                                                    325,000       19,398
 ................................................................................
                                                                        19,398
                                                                     ...........
Total Energy                                                            94,573
                                                                     ...........
PROCESS INDUSTRIES 5.2%
Octel *                                                   275,000        5,466
 ................................................................................

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                        Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands

Specialty Chemicals 1.5%
Great Lakes Chemical                                     415,000      $  16,367
 ................................................................................
                                                                         16,367
                                                                      ..........

Forest Products 2.4%
Domtar                                                   900,000          6,075
 ................................................................................
Macmillan Bloedel (CAD)                                1,100,000         11,790
 ................................................................................
Weyerhaeuser                                             175,000          8,083
 ................................................................................
                                                                         25,948
                                                                      ..........

Building and Construction 0.8%
Hanson ADR                                               125,000          3,789
 ................................................................................
Johns Manville                                           340,000          5,121
 ................................................................................
                                                                          8,910
                                                                      ..........
Total Process Industries                                                 56,691
                                                                      ..........

BASIC MATERIALS 2.9%
Mining 2.9%
Bougainville Copper (AUD) *                            1,000,000            236
 ................................................................................
Homestake Mining                                         430,000          4,461
 ................................................................................
Lonrho (GBP)                                           1,275,000          5,982
 ................................................................................
Lonrho Africa (GBP)                                      850,400          1,044
 ................................................................................
Newmont Mining                                           600,000         14,175
 ................................................................................
Prime Resources Group                                    820,900          5,695
 ................................................................................

Total Basic Materials                                                    31,593
                                                                      ..........
Miscellaneous Common Stocks 1.2%                                         13,064
                                                                      ..........
Total Common Stocks (Cost $439,687)                                     568,576
                                                                      ..........
Preferred Stocks 3.1%
Cleveland Electric, (Series L), $1.88 Adj                 60,000          6,000
 ................................................................................
Cleveland Electric, (Series R), 8.80%                      5,000          5,407
 ................................................................................
Cleveland Electric, (Series S), $90                        4,000          4,344
 ................................................................................
Entergy-GSU (Series B)                                    36,330          1,837
 ................................................................................
Kemper, (Series E), (144a), 5.75%                        280,000         14,560
 ................................................................................
Niagara Mohawk, (Series A), Adj                           30,000            756
 ................................................................................
Niagara Mohawk, (Series B), Adj                           25,349            627
 ................................................................................
Niagara Mohawk, (Series C), Adj                           16,000            399
 ................................................................................
Total Preferred Stocks (Cost $27,960)                                    33,930
                                                                      ..........

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                                                       Shares/Par         Value
--------------------------------------------------------------------------------
                                                                    In thousands
Convertible Preferred Stocks 2.2%
International Paper, 5.25%                                 20,000   $    1,000
 ................................................................................
Rouse, (Series B), $3                                     375,000       18,656
 ................................................................................
Union Pacific Capital Trust, 6.25%                        100,000        4,712
 ................................................................................
Total Convertible Preferred Stocks (Cost $24,087)                       24,368
                                                                    ............
Convertible Bonds 19.1%
Automatic Data Processing, LYONs, 0%, 2/20/12         $21,000,000       19,555
 ................................................................................
Chiron, 1.90%, 11/17/00                                16,000,000       14,782
 ................................................................................
Duetsche Bank Euro, 0%, 2/12/17                         2,000,000        1,115
 ................................................................................
Exide, (144a), 2.90%, 12/15/05                          2,000,000        1,257
 ................................................................................
Homestake Mining, Sub. Deb., (144a), 5.50%, 6/23/00    12,750,000       12,208
 ................................................................................
Inco, Deb. Notes
        5.75%, 7/1/04                                  18,000,000       16,860
        ........................................................................
        7.75%, 3/15/16                                  2,500,000        2,483
        ........................................................................
Interpublic Group, Sub. Notes, 1.80%, 9/16/04           1,250,000        1,170
 ................................................................................
Lonrho Finance, 6.00%, 2/27/04 (GBP)                GBP 5,600,000        8,614
 ................................................................................
Marriott International LYONs, 0%, 3/25/11             $ 7,000,000        4,586
 ................................................................................
McKesson, Sub. Deb. Notes, 4.50%, 3/1/04                3,250,000        2,975
 ................................................................................
National Semiconductor, 6.50%, 10/1/02                  3,000,000        2,758
 ................................................................................
Nelson Thomas, 5.75%, 11/30/99                          2,100,000        2,108
 ................................................................................
News America, Gtd. Notes, LYONs, 0%, 3/11/13            7,500,000        4,840
 ................................................................................
Office Depot, LYONs, 0%, 11/1/08                        2,500,000        1,950
 ................................................................................
Ogden, Sub. Deb. Notes, 5.75%, 10/20/02                   600,000          598
 ................................................................................
Pep Boys, Sub. Notes
        LYONs, 0%, 9/20/11                              5,000,000        2,764
        ........................................................................
        4.00%, 9/1/99                                   5,000,000        4,933
        ........................................................................
Phycor, 4.50%, 2/15/03                                  3,500,000        2,982
 ................................................................................
Potomac Electric Power, Deb. Notes, 5.00%, 9/1/02       7,850,000        7,570
 ................................................................................
Roche Holdings, LYONs, (144a), 0%, 5/6/12              28,000,000       13,615
 ................................................................................
Rouse, 5.75%, 7/23/02                                  12,400,000       14,035
 ................................................................................
Teck, 3.75%, 7/15/06                                    7,660,000        5,879
 ................................................................................
Times Mirror, LYONs,  0%, 4/15/17                      56,000,000       25,524
 ................................................................................
U.S. Cellular, LYONs,  0%, 6/15/15                     30,000,000       11,404
 ................................................................................
WMX Technologies, Sub. Deb., 2.00%, 1/24/05            20,000,000       19,831
 ................................................................................
Miscellaneous Convertible Bonds                                          2,186
                                                                    ............
Total Convertible Bonds (Cost  $188,827)                               208,582
                                                                    ............

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                                                             Shares/Par           Value
---------------------------------------------------------------------------------------
                                                                           In thousands
Corporate Bonds  1.1%
Bellsouth Telecommunications, Deb. Notes
    5.85%, 11/15/45                                          $ 7,000,000   $     6,992
 ......................................................................................
Merck, MTN, 5.76%, 5/3/37                                      2,500,000         2,592
 ......................................................................................
National Semiconductor, 6.50%, 10/1/02                         2,000,000         1,839
 ......................................................................................
Total Corporate Bonds (Cost  $11,429)                                           11,423
                                                                           ...........
U.S. Government Obligations/
Agencies  12.5%
Federal National Mortgage Assn.
    MTN, 5.37%, 2/7/01                                         5,000,000         4,958
    ..................................................................................
    6.375%, 1/16/02                                            5,000,000         5,103
    ..................................................................................

Tennessee Valley Authority
    5.88%, 4/1/36                                             30,000,000        31,190
    ..................................................................................
    5.98%, 4/1/36                                             10,000,000        10,275
    ..................................................................................
    6.235%, 7/15/45                                           18,400,000        19,067
    ..................................................................................
U.S. Treasury Notes
    5.50%, 2/28/99                                            25,000,000        25,004
    ..................................................................................
    5.875%, 2/15/00                                           25,000,000        25,137
    ..................................................................................
    6.125%, 7/31/00                                            2,000,000         2,024
    ..................................................................................
    6.25%, 4/30 - 10/31/01                                     8,000,000         8,159
    ..................................................................................
    6.75%, 5/31/99                                             5,000,000         5,054
    ..................................................................................
Total U.S. Government Obligations/Agencies (Cost $134,585)                     135,971

Options Purchased 0.4%

ALZA, Put, 7/18/98 @ $40.00*                                         250             8
 ......................................................................................
AMP, Put, 11/21/98 @ $45.00*                                         250           269
 ......................................................................................
Automatic Data Processing, Put, 11/21/98 @ $75.00*                   220           105
 ......................................................................................
Clear Channel Communications
    Put, 1/16/99 @ $110.00*                                          112           108
    ..................................................................................
    Put, 1/16/99 @ $120.00*                                           38            59
    ..................................................................................
IBM
    Put, 1/16/99 @ $130.00*                                          250           447
    ..................................................................................
    Put, 7/18/98 @ $120.00*                                          250           137
    ..................................................................................

T. ROWE PRICE CAPITAL APPRECIATION FUND

                                                       Shares/Par    Value
--------------------------------------------------------------------------------
                                                                    In thousands

News Corporation
    Put, 10/17/98 @ $30.00 *                               250       $    21
    ............................................................................
    Put, 7/18/98 @ $30.00 *                                 60             2
 ................................................................................
Nine West
    Put, 9/19/98 @ $25.00 *                                 20             3
    ............................................................................
    Put, 9/19/98 @ $30.00 *                                230            91
 ................................................................................
Pharmacia & Upjohn
    Put, 1/16/99 @ $50.00 *                                250           149
    ............................................................................
    Put, 10/17/98 @ $50.00 *                               220           114
 ................................................................................
Reebok, Put, 1/16/99 @ $35.00 *                            250           197
 ................................................................................
Rouse, Put, 7/18/98 @ $40.00 *                              75            64
 ................................................................................
Schering Plough
    Put, 11/21/98 @ $95.00 *                               250           187
    ............................................................................
    Put, 7/18/98 @ $45.00 *                                250           131
    ............................................................................
    Put, 8/22/98 @ $65.00 *                                250             3
 ................................................................................
Time Warner
    Put, 12/19/98 @ $95.00 *                               250           266
    ............................................................................
    Put, 9/19/98 @ $80.00 *                                400            62
    ............................................................................
    Put, 9/19/98 @ $80.00 *                                500           222
 ................................................................................
Tupperware, Put, 10/17/98 @ $30.00 *                       410           131
 ................................................................................
Wal Mart
    Put, 12/19/98 @ $60.00 *                               500           156
    ............................................................................
    Put, 12/19/98 @ $65.00 *                               250           134
    ............................................................................
    Put, 9/19/98 @ $45.00 *                                250             2
    ............................................................................
    Put, 9/19/98 @ $55.00 *                                250            25
 ................................................................................
Worldcom
    Put, 1/16/99 @ $65.00 *                                250           191
    ............................................................................
    Put, 12/19/98 @ $50.00 *                               500           181
    ............................................................................
    Put, 12/19/98 @ $50.00 *                             1,750           722
    ............................................................................
    Put, 9/19/98 @ $37.50 *                                500            19
 ................................................................................
Total Options Purchased (Cost  $7,338)                                 4,206
                                                                 ...............
Short-Term Investments  9.3%
Money Market Funds  9.3%
Reserve Investment Fund, 5.69%#                    101,190,916       101,191
 ................................................................................
Total Short-Term Investments (Cost $101,191)                         101,191
                                                                 ...............

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                                                                               VALUE
------------------------------------------------------------------------------------
                                                                        In thousands
Total Investments in Securities

99.9% of Net Assets (Cost $935,104)                                       $1,088,247

Other Assets Less Liabilities                                                  1,363
                                                                          ..........
Net Assets                                                                $1,089,610
                                                                          ----------
Net Assets Consist of:
Accumulated net investment income - net of distributions                  $   16,973
Accumulated net realized gain/loss - net of distributions                     80,775
Net unrealized gain (loss)                                                   153,146

Paid-in-capital applicable to 69,958,937 shares of no par value capital
stock outstanding; unlimited shares authorized                               838,716
                                                                          ..........
NET ASSETS                                                                $1,089,610
                                                                          ----------
NET ASSET VALUE PER SHARE                                                 $    15.57
                                                                          ----------


    #   Seven-day yield
    *   Non-income producing
  ADR   American Depository Receipt
LYONs   Liquid Yield Option Note
  MTN   Medium term note
 144a   Security was purchased pursuant to Rule 144a under the Securities
        Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 2.49% of net assets.
  AUD   Australian dollar
  CAD   Canadian dollar
  CHF   Swiss franc
  GBP   British sterling


   The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/98
       Investment Income
       Income
         Interest                                                     $ 12,960
         Dividend                                                        6,806
                                                                      ........
         Total income                                                   19,766
                                                                      ........
       Expenses
         Investment management                                           1,953
         Shareholder servicing                                           1,204
         Custody and accounting                                             70
         Registration                                                       55
         Prospectus and shareholder reports                                 46
         Legal and audit                                                     6
         Directors                                                           5
         Miscellaneous                                                       3
                                                                      ........
         Total expenses                                                  3,342
                                                                      ........
       Net investment income                                            16,424
                                                                      ........

       Realized and Unrealized Gain (Loss)

       Net realized gain (loss)

         Securities                                                     71,475
         Foreign currency transactions                                    (192)
                                                                      ........
         Net realized gain (loss)                                       71,283
                                                                      ........
       Change in net unrealized gain or loss
         Securities                                                    (25,691)
         Other assets and liabilities
         denominated in foreign currencies                                   4
                                                                      ........
         Change in net unrealized gain or loss                         (25,687)
                                                                      ........
       Net realized and unrealized gain (loss)                          45,596
                                                                      ........

       INCREASE (DECREASE) IN NET
       ASSETS FROM OPERATIONS                                         $ 62,020
                                                                      --------

   The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
Unaudited


----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                         6 Months             Year
                                                                            Ended            Ended
                                                                          6/30/98         12/31/97
Increase (Decrease) In Net Assets
Operations
  Net investment income                                              $    16,424        $    32,081
  Net realized gain (loss)                                                71,283             91,200
  Change in net unrealized gain or loss                                  (25,687)            29,451
                                                                     ..............................
  Increase (decrease) in net assets from operations                       62,020            152,732
                                                                     ..............................
Distributions to shareholders
  Net investment income                                                       --            (31,906)
  Net realized gain                                                           --           (100,813)
                                                                     ..............................
  Decrease in net assets from distributions                                   --           (132,719)
                                                                      ..............................
Capital share transactions *
  Shares sold                                                            142,982            233,817
  Distributions reinvested                                                    --            129,454
  Shares redeemed                                                       (175,274)          (283,344)
                                                                     ..............................
  Increase (decrease) in net assets from capital
  share transactions                                                     (32,292)            79,927
                                                                     ..............................
Net Assets
Increase (decrease) during period                                         29,728             99,940
Beginning of period                                                    1,059,882            959,942
                                                                     ..............................

End of period                                                        $ 1,089,610        $ 1,059,882
                                                                     ------------------------------
* Share information
  Shares sold                                                              9,357             15,107
  Distributions reinvested                                                    --              8,903
  Shares redeemed                                                        (11,434)           (18,316)
                                                                     ..............................
  Increase (decrease) in shares outstanding                               (2,077)             5,694


   The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Appreciation Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

     of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     OPTIONS Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $281,808,000 and $296,490,000, respectively, for the six months ended June 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

     At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $935,104,000, and net unrealized gain aggregated $153,143,000, of which $180,768,000 related to appreciated investments and $27,625,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $316,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Additionally, through October 31, 1998, the management fee is subject to a performance adjustment dependent upon the investment performance of the fund as compared to the Standard & Poor's 500 Stock Index over a running 36-month period, as set forth in the investment management agreement. The performance adjustment for the six months ended June 30, 1998, decreased management fees by $1,390,000.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,062,000 for the six months ended June 30, 1998, of which $202,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

     Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $2,968,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    INVESTMENT SERVICES AND INFORMATION


               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               IN PERSON  Available in T. Rowe Price Investor Centers.


               ACCOUNT SERVICES

               CHECKING  Available on most fixed income funds ($500 minimum).

               AUTOMATIC INVESTING  From your bank account or paycheck.

               AUTOMATIC WITHDRAWAL  Scheduled, automatic redemptions.

               DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

               AUTOMATED 24-HOUR SERVICES Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


               DISCOUNT BROKERAGE*

               INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


               INVESTMENT INFORMATION

               COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

               SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

               T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

               PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

               INSIGHTS Educational reports on investment strategies and financial markets.

               INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free


For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Capital Appreciation Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.          F72-051  6/30/98